EXHIBIT 99.6
                                                                    ------------

                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT ("Agreement"), dated as of February __, 2001, is made by and between ABLE LABORATORIES, INC. ("Grantor"), a Delaware corporation, and FINOVA MEZZANINE CAPITAL INC., ("FINOVA") a Tennessee corporation with its principal office and place of business in Nashville, Tennessee, in its capacity as collateral agent for itself and for Argosy Investment Partners, L.P. ("Argosy"), a Pennsylvania limited partnership ("FINOVA and Argosy are collectively referred to as "Lender"; FINOVA is referred to in its agency capacity as "Agent").

                                    RECITALS:
                                    ---------

         WHEREAS, as described in that Credit Agreement of this date among DynaGen, Inc. ("Borrower"), a Delaware corporation, Argosy and FINOVA, in its individual capacity and as Collateral Agent (as now existing and as may hereafter be amended, the "Credit Agreement"), Lender has various obligations outstanding to Grantor, which obligations have been guaranteed by Grantor pursuant to its Unconditional Guaranty dated as of the date hereof (the "Guaranty"); and

         WHEREAS, it is a condition of Lender's agreements described in the Credit Agreement that Grantor execute and deliver this Agreement to Lender.

                                   AGREEMENT:
                                   ----------

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Security Interest. Grantor hereby grants to Lender a security interest in the following described property (collectively, the "Collateral"; equipment is expressly excluded from the Collateral):

                  (a) presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Grantor arising out of the sale or lease of goods or the rendition of services by Grantor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Grantor and Grantor's Books relating to any of the foregoing (collectively, "Accounts");

                  (b) present and future general intangibles and other personal property (including choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, monies due under any royalty or licensing agreements, infringement claims, computer programs, computer discs, computer tapes, literature, reports, catalogs deposit accounts, insurance premium rebates, tax refunds, and tax refund claims) other than goods and Accounts, and Grantor's Books relating to any of the foregoing (collectively, "General Intangibles");

                  (c) present and future letters of credit, notes, drafts, instruments, certificated and uncertificated securities, documents, leases, and chattel paper, and Grantor's Books relating to any of the foregoing (collectively, "Negotiable Collateral");

                  (d) present and future inventory in which Grantor has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of Grantor's present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above, and Grantor's Books relating to any of the foregoing (collectively, "Inventory");

                  (e) books and records including: ledgers; records indicating, summarizing, or evidencing Grantor's assets or liabilities, or the collateral; all information relating to Grantor's business operations or financial condition; and all computer programs, disc or tape files, printouts, funds or other computer prepared information, and the equipment containing such information (collectively, "Grantor's Books");

                  (f) substitutions, replacements, additions, accessions, proceeds, products to or of any of the foregoing, including, but not limited to, proceeds of insurance covering any of the foregoing, or any portion thereof, and any and all Accounts, General Intangibles, Negotiables, Collateral, Inventory, money, deposits, accounts, or other tangible or intangible property resulting from the sale or other disposition of the accounts, General Intangibles, Negotiable Collateral, Inventory or any portion thereof or interest therein and the proceeds thereof.

         2. Secured Indebtedness. The security interest granted hereby shall secure the prompt payment and performance of the "Guaranteed Obligations" (as defined in the Guaranty) and the prompt performance of each of the covenants and duties under the "Loan Documents" (as defined in the Credit Agreement).

         3. Representations and Warranties of Grantor. Grantor represents, warrants and agrees as follows:

                  (a) Except as set forth on Schedule 3(a) hereto (the "Permitted Encumbrances"), Grantor is the owner of the Collateral free and clear of any liens and security interests. Grantor will defend the Collateral against the claims and demands of all persons other than the holders of the Permitted Encumbrances.

                  (b) The address set forth on Schedule 3(b) hereto is Grantor's principal place(s) of business and the location of all tangible Collateral and the place where the records concerning all intangible Collateral are kept and/or maintained.

                  (c) Grantor will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Lender is authorized to do all things that it deems necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

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

         4. Agreements With Respect to the Collateral. Grantor covenants and agrees with Lender as follows:

                  (a) Grantor will not permit any of the Collateral to be removed from the location specified herein, except for temporary periods in the normal and customary use thereof, without the prior written consent of Lender.

                  (b) Grantor shall notify Lender in writing of any change in the location of Grantor's principal place of business (or residence) or the location of any tangible Collateral or the place(s) where the records concerning all intangible Collateral are kept or maintained.

                  (c) Grantor will keep the Collateral in good condition and repair and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Grantor fails to pay such sums, Lender may do so for Grantor's account and add the amount thereof to the Obligations.

                  (d) Until the occurrence of an Event of Default, Grantor shall be entitled to possession of the Collateral and to use the same in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.

                  (e) Grantor will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender. Notwithstanding the foregoing, so long as an Event of Default is not continuing, Grantor shall have the right to process and sell Grantor's inventory in the regular course of business and to sell or otherwise dispose of obsolete assets in the ordinary course of business. Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Lender and subject to the security interest granted hereby. If at any time any of Grantor's inventory is represented by any document of title, such document of title will be delivered promptly to Lender and subject to the security interest granted hereby.

                  (f) Grantor will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate.

                  (g) Grantor will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral. Such insurance shall be in such companies as may be acceptable to Lender, with provisions satisfactory to Lender for payment of all losses thereunder to Lender as its interests may appear. If required by Lender, Grantor shall deposit the policies with Lender. Any money received by Lender under said policies may be applied to the payment of the Obligations, whether or not due and payable, or at Lender's option may be delivered by Lender to Grantor for the purpose of repairing or restoring the Collateral. Grantor assigns to Lender all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Lender, and appoints Lender Grantor's attorney-in-fact to endorse any draft or check made payable to Grantor in order to collect the benefits of such insurance. If Grantor fails to keep the Collateral insured as required by Lender, Lender shall have the right to obtain such insurance at Grantor's expense and add the cost thereof to the Obligations.

                  (h) Grantor will not permit any liens or security interests other than those created by this Agreement and the Permitted Encumbrances to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods without the prior written consent of Lender.

         5. Remedies Upon Default. Upon and during the continuance of an Event of Default under and as defined in the Credit Agreement, Lender may pursue any or all of the following remedies, without any notice to Grantor except as required below:

                  (a) Lender may give written notice of default to Grantor, following which Grantor shall not dispose of, conceal, transfer, sell or encumber any of the Collateral (including, but not limited to, cash proceeds) without Lender's prior written consent, even if such disposition is otherwise permitted hereunder in the ordinary course of business. Any such disposition, concealment, transfer or sale after the giving of such notice shall constitute a wrongful conversion of the Collateral. Lender may obtain a temporary restraining order or other equitable relief to enforce Grantor's obligation to refrain from so impairing Lender's Collateral.

                  (b) Lender may take possession of any or all of the Collateral. Grantor hereby consents to Lender's entry into any of Grantor's premises to repossess Collateral, and specifically consents to Lender's forcible entry thereto as long as Lender causes no significant damage to the premises in the process of entry (frilling of locks, cutting of chains and the like do not in themselves cause "significant" damage for the purposes hereof) and provided that Lender accomplishes such entry without a breach of the peace.

                  (c) Lender may dispose of the Collateral at private or public sale. Any required notice of sale shall be deemed commercially reasonable if given at least ten (10) days prior to sale. Lender may adjourn any public or private sale to a different time or place without notice or publication of such adjournment, and may adjourn any sale either before or after offers are received. The Collateral may be sold in such lots as Lender may elect, in its sole discretion. Lender may take such action as it may deem necessary to repair, protect, or maintain the Collateral pending its disposition.

                  (d) Lender may recover any or all proceeds of accounts from any bank or other custodian who may have possession thereof. Grantor hereby authorizes and directs all custodians of Grantor's assets to comply with any demand for payment made by Lender pursuant to this Agreement, without the need of confirmation from Grantor and without making any inquiry as to the existence of an Event of Default or any other matter. Lender may engage a collection agent to collect accounts for a reasonable percentage commission or for any other reasonable compensation arrangement.

                  (e) Lender may notify any or all account debtors that subsequent payments must be made directly to Lender or its designated agent. Such notice may be made over Lender's signature or over Grantor's name with no signature or both, in Lender's discretion. Grantor hereby authorizes and directs all existing or future account debtors to comply with any such notice given by Lender, without the need of confirmation from Grantor and without making any inquiry as to the existence of an Event of Default or as to any other matter.

                  (f) Lender may, but shall not be obligated to, take such measures as Lender may deem necessary in order to collect any or all of the accounts. Without limiting the foregoing, Lender may institute any administrative or judicial action that it may deem necessary in the course of collecting and enforcing any or all of the accounts. Any administrative or judicial action or other action taken by Lender in the course of collecting the accounts may be taken by Lender in its own name or in Grantor's name. Lender may compromise any disputed claims and may otherwise enter into settlements with account debtors or obligors under the accounts, which compromises or settlements shall be binding upon Grantor. Lender shall have no duty to pursue collection of any account, and may abandon efforts to collect any account after such efforts are initiated.

                  (g) Lender may, with respect to any account involving uncompleted performance by Grantor, and with respect to any general intangible or other Collateral whose value may be preserved by additional performance on Grantor's part, take such action as Lender may deem appropriate including, but not limited, to performing or causing the performance of any obligation of Grantor thereunder, the making of payments to prevent defaults thereunder, and the granting of adequate assurances to other parties thereto with respect to future performance. Lender's action with respect to any such accounts or general intangibles shall not render Lender liable for further performance thereunder unless Lender so agrees in writing.

                  (h) Lender may exercise its lien upon and right of setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and that belong to Grantor or to any other person or entity liable for the payment of any or all of the Obligations.

                  (i) Lender may exercise any right that it may have under any other document evidencing or securing the Obligations or otherwise available to Lender at law or equity.

         6. Audits and Examinations. Lender shall have the right, at any reasonable time and, in the absence of an Event of Default, upon reasonable advance notice, by its own auditors, accountants or other agents, to examine or audit any of the books and records of Grantor, or the Collateral, all of which will be made available upon request. Such accountants or other representatives of Lender will be permitted to make any verification of the existence of the Collateral or accuracy of the records that Lender deems necessary or proper. Any reasonable expenses incurred by Lender in making such examination, inspection, verification or audit shall be paid by Grantor promptly on demand and shall constitute part of the Obligations.

         7. Termination Statement. Upon receipt of proper written demand following the payment in full of the Obligations and termination of any commitment of Lender to make any future advances to Grantor, Lender at its option, shall send a termination statement with respect to any financing statement filed to perfect Lender's security interests in any of the Collateral to Grantor or cause such termination statement to be filed with the appropriate filing officer(s).

         8. Power of Attorney. Grantor hereby constitutes Lender or its designee, as Grantor's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default, to endorse Grantor's name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or Lender's possession; to sign the name of Grantor on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Grantor to such address as Lender may designate; to execute any of the documents referred to in Section 3(c) hereof in order to perfect and/or maintain the security interests and liens granted herein by Grantor to Lender; to do all other acts and things necessary to carry out the purposes of and remedies provided under this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable until all of the Obligations are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

         9. Binding Effect. This Agreement shall inure to the benefit of Lender's successors and assigns and shall bind Grantor's heirs, representatives, successors and assigns.

         10. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

         11. Governing Law and Amendments. This Agreement shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

         12. Survival of Representations and Warranties. All representations and warranties contained herein or made by or furnished on behalf of Grantor in connection herewith shall survive the execution and delivery of this Agreement.

         13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         14. Construction and Interpretation. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that Grantor, Lender and their respective agents have participated in the preparation hereof.

         15. Consent to Jurisdiction; Exclusive Venue. Grantor hereby irrevocably consents to the Jurisdiction of the United States District Court for the Middle District of Tennessee and of all Tennessee state courts sitting in Davidson County, Tennessee, for the purpose of any litigation to which Lender may be a party and which concerns this Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in Davidson County, Tennessee, unless Lender agrees to the contrary in writing.

         16. Waiver of Trial by Jury. LENDER AND Grantor HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

         IN WITNESS WHEREOF, Grantor and Lender have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.

                                    GRANTOR:
                                    --------

                                    ABLE LABORATORIES, INC.,
                                    a Delaware corporation

                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                     AGENT:
                                     ------

                                     FINOVA MEZZANINE CAPITAL INC.,
                                     a Tennessee corporation, as Agent


                                     By:
                                        ----------------------------------------
                                     Title:
                                           -------------------------------------










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                                  SCHEDULE 3(A)
                                  -------------

                             PERMITTED ENCUMBRANCES
                             ----------------------





























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                                  SCHEDULE 3(B)
                                  -------------

                         PRINCIPAL PLACE(S) OF BUSINESS
                         ------------------------------
                          AND LOCATION(S) OF COLLATERAL
                          -----------------------------


























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